SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549


                            FORM 8-K

                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934



Date of Report          December 17, 1998



            HOUSEHOLD AUTOMOBILE REVOLVING TRUST I, SERIES 1998-1

      (Exact name of registrant as specified in its charter)



                     HOUSEHOLD FINANCE CORPORATION
                     (Master Servicer of the Trust)
     (Exact name as specified in Master Servicer's charter)

                                                         Not
      Delaware              333-59837                 Applicable
(State or other juris-    (Commission File Numbers)  (IRS Employer
diction of incorpora-                                Identification
tion of Master Servicer)                              Number of
                                                      Registrant)

  2700 Sanders Road, Prospect Heights, Illinois      60070
(Address of principal executive offices of        (Zip Code)
      Master Servicer)


Master Servicer's telephone number, including area code847/564-5000

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (C)  Exhibits

     99(a)     Monthly Servicer's Certificate to Trustee dated
December 17,
               1998 pursuant to Section 4.9 of the amended and
restated
               Master Sale and Servicing Agreement dated as of
November 1,
               1998 (the "Sale and Servicing Agreement") among
Household
               Automobile Revolving Trust I, as Issuer, Household
Auto
               Receivables Corporation, as Seller, Household
Finance
               Corporation, as Master Servicer, and The Chase
Manhattan Bank,
               as Trustee, with respect to the Class A and B Notes,
Series
               1998-1.

                                 SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Master Servicer has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.





                              HOUSEHOLD FINANCE CORPORATION,
                         as Master Servicer of and on behalf of the
                           HOUSEHOLD AUTOMOBILE REVOLVING TRUST I,
                              SERIES 1998-1
                                      (Registrant)



                         By:   /s/ P. D. Schwartz
                              P. D. Schwartz
                              Authorized Representative



Dated: March 18, 1999
















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                                 SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Master Servicer has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.





                              HOUSEHOLD FINANCE CORPORATION,
                         as Master Servicer of and on behalf of the
                           HOUSEHOLD AUTOMOBILE REVOLVING TRUST I,
                              SERIES 1998-1
                                    (Registrant)




                         By:
                              P. D. Schwartz
                              Authorized Representative

Dated:   March 18, 1999
















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




                               EXHIBIT INDEX

Exhibit

Number    Exhibit



99(a)     Monthly Servicer's Certificate to Trustee dated December
17, 1998
          pursuant to Section 4.9 of the amended and restated
Master Sale and
          Servicing Agreement dated as of November 1, 1998 (the
"Sale and
          Servicing Agreement") among Household Automobile
Revolving Trust I,
          as Issuer, Household Auto Receivables Corporation, as
Seller,
          Household Finance Corporation, as Master Servicer, and
The Chase
          Manhattan Bank, as Trustee, with respect to the Class A and B
          Notes, Series 1998-1.






























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